SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement
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    (2))

          Diversified Investors Portfolios - Special Equity Portfolio
                (Name of Registrant as Specified In Its Charter)

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[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

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calculated and state how it was determined):

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

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4) Date Filed:



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                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

January 21, 2000

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. with unit interests in the Diversified Investors Variable Funds Special Equity Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes a new subadviser for Special Equity Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Variable Funds Special Equity Subaccount are invested.

     On November 17, 1999, with the approval of the Board of Trustees of Special Equity Portfolio, Husic Capital Management replaced Pilgrim Baxter & Associates, Ltd. as a subadviser of the Portfolio.

     Currently, the Portfolio's subadvisers are Goldman Sachs Asset Management, RS Investment Management, L.P., Westport Asset Management, Inc., and Husic Capital Management.

     Special Equity Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Husic Capital Management and the terms of the Subadvisory Agreement with Husic Capital Management. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

Sincerely,


Robert F. Colby
Vice President and Assistant Secretary


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                    MONY LIFE INSURANCE COMPANY OF NEW YORK
                             4 Manhattanville Road
                            Purchase, New York 10577

January 21, 2000

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company of New York with unit interests in the Keynote Special Equity Subaccount of Keynote Series Account. The enclosed information statement describes a new subadviser for Special Equity Portfolio, the underlying mutual fund in which all of the assets of Keynote Special Equity Subaccount are invested.

     On November 17, 1999, with the approval of the Board of Trustees of Special Equity Portfolio, Husic Capital Management replaced Pilgrim Baxter & Associates, Ltd. as a subadviser of the Portfolio.

     Currently, the Portfolio's subadvisers are Goldman Sachs Asset Management, RS Investment Management, L.P., Westport Asset Management, Inc., and Husic Capital Management.

     Special Equity Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Husic Capital Management and the terms of the Subadvisory Agreement with Husic Capital Management. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

Sincerely,


Robert F. Colby
Vice President and Assistant Secretary



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                            SPECIAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577

January 21, 2000

Dear Investor:

     The enclosed information statement describes a new subadviser for Special Equity Portfolio. On November 17, 1999, with the approval of the Portfolio's Board of Trustees, Husic Capital Management replaced Pilgrim Baxter & Associates, Ltd. as a subadviser of the Portfolio.

     Currently, the Portfolio's subadvisers are Goldman Sachs Asset Management, RS Investment Management, L.P., Westport Asset Management, Inc., and Husic Capital Management.

     Special Equity Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Husic Capital Management and the terms of the Subadvisory Agreement with Husic Capital Management. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

Sincerely,


Robert F. Colby
Secretary



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                            SPECIAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in Special Equity Portfolio (the "Portfolio") by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's manager, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about the new subadviser to its investors. Accordingly, Portfolio investors are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Portfolio is a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio's mailing address is 4 Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 1998, including audited financial statements, and the semi-annual report for the period ended June 30, 1999 have previously been sent to investors and are available upon request without charge by contacting Catherine A. Mohr, Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10577 or by calling toll-free, (800) 926-0044.

This Information Statement is being mailed on or about January 21, 2000.


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BACKGROUND

The Portfolio is a master fund in a two-tier, master/feeder mutual fund structure. Currently, 14 feeder funds invest all of their investable assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 16, 1999. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, the Portfolio has four subadvisers.

FORMER SUBADVISER

Prior to November 17, 1999, Pilgrim Baxter & Associates, Ltd. ("Pilgrim"), a limited liability company having its principal offices at 825 Duportail Road, Wayne, Pennsylvania, served as one of the investment subadvisers of the Portfolio pursuant to an Investment Subadvisory Agreement between Pilgrim and the Adviser. As subadviser, Pilgrim was responsible for investing that portion of the Portfolio's assets allocated to Pilgrim by the Adviser in a manner consistent with the terms of the Investment Subadvisory Agreement and the investment objective of the Portfolio. The Pilgrim Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on November 10, 1998. The Pilgrim Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

At a regular meeting of the Board of Trustees of the Portfolio held on November 16, 1999, the Board considered, at the Adviser's recommendation, the termination of Pilgrim as a subadviser of the Portfolio. The Board reviewed Pilgrim's investment performance as subadviser and the manner in which Pilgrim was managing the assets of the Portfolio allocated to it. The Board then reviewed the Adviser's procedures for selecting a new subadviser. As discussed

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below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Pilgrim Subadvisory Agreement and enter into a new subadvisory agreement with Husic Capital Management, A California Limited Partnership ("Husic"). Accordingly, effective November 17, 1999, the Adviser terminated the Pilgrim Subadvisory Agreement and entered into a Subadvisory Agreement with Husic.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the Husic Subadvisory Agreement are similar to those of the Pilgrim Subadvisory Agreement. The material differences between the new Subadvisory Agreement and the Pilgrim Subadvisory Agreement are the identity of the service provider, the effective date and termination date and the compensation payable by the Adviser to the subadviser.

A description of the investment advisory fees to be paid by the Adviser to Husic appears below under the caption "Investment Advisory Fees."

The Husic Subadvisory Agreement became effective on November 17, 1999 and will continue in effect through November 17, 2001 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Husic Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Husic Subadvisory Agreement may also be terminated by Husic upon 90 days' advance written notice to the Adviser. The Husic Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Husic Subadvisory Agreement, as under the Pilgrim Subadvisory Agreement, Husic will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of Husic will be made by Frank J. Husic, Chief Investment Officer, in conjunction with Ronald Leong, Senior Portfolio Manager, as the Co-Portfolio Manager utilizing securities research by the Husic investment team. Mr. Husic has held the position of Chief Investment Officer of Husic since 1986. Mr. Leong has been a Portfolio Manager at Husic since 1994. Husic will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Pilgrim Subadvisory Agreement, the Husic Subadvisory Agreement provides that the subadviser is responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and has no responsibility whatsoever for, and shall incur no liability on account of,

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(i) selection or establishment of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) overall Portfolio compliance with the requirements of the Investment Company Act of 1940, as amended, which requirements are outside Husic's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Husic, however, is liable for any liability, damages, or expenses of the Adviser arising out of a breach of Husic's fiduciary duty to the Adviser or the Portfolio, applicable law, or Husic's Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

Investors should refer to Exhibit A attached hereto for the complete terms of the Husic Subadvisory Agreement. The description of the Husic Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the Husic Subadvisory Agreement, the Adviser (not the Portfolio) pays Husic for its services on the basis of the following annual fee schedule:

                             Fee Schedule for Husic

 .40% of the first $250 million of net assets of the Portfolio allocated to Husic
 .25% of the next $100 million of net assets of the Portfolio allocated to Husic .20% of net assets of the Portfolio allocated to Husic in excess of $350 million

Under the Husic Subadvisory Agreement, as under the Pilgrim Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to Husic by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

The Husic Subadvisory Agreement provides that if at any time during the term of the Subadvisory Agreement, Husic charges another of its clients a lower fee than that set forth above for the management of a similarly structured smallcap grow separate account, then the Adviser will also be charged the lower rate by Husic. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.


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Under the Pilgrim Subadvisory Agreement, the Adviser (not the Portfolio) paid
Pilgrim for its services on the basis of the following annual fee schedule:

                              Pilgrim Fee Schedule

          .50% of the net assets of the Portfolio allocated to Pilgrim

Under the Pilgrim Subadvisory Agreement, net assets were equal to the market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio allocated to Pilgrim by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

Fees payable to Pilgrim for services provided pursuant to the Pilgrim Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998 were $1,086,502. Fees that would have been payable to Husic for services provided pursuant to the Husic Subadvisory Agreement for the same period, had the Husic Subadvisory Agreement been in effect for such period, are $869,202. This fee represents a 20% decrease in the amount of fees that would have been payable to Pilgrim for such period under the Pilgrim Subadvisory Agreement. Investors should note, however, that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, the Husic Subadvisory Agreement, by itself, has no effect on the amount of advisory fees paid by the Portfolio.

As of December 31, 1998, the Portfolio had net assets of $924,089,884.

Neither Pilgrim nor any affiliated person of Pilgrim, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1998. There were no other material payments by the Adviser or the Portfolio to Pilgrim, any affiliated person of Pilgrim, or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1998. In addition, for the fiscal year ended December 31, 1998, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Pilgrim, Husic or the distributor of the Portfolio.

INFORMATION REGARDING HUSIC

Husic is a California limited partnership having an office at 555 California Street, San Francisco, CA 94104. Frank J. Husic & Co., a California corporation ("Husic & Co."), also located at 555 California Street, San Francisco, CA

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94104, is the General Partner of Husic. Frank J. Husic is the sole shareholder of Husic & Co.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officer and the portfolio management staff of Husic and the principal executive officer of Husic & Co., as of June 30, 1999. The principal business address of each individual, as it relates to his or her duties at Husic, is the same as that of Husic, unless noted below.

NAME                        PRINCIPAL OCCUPATION

Frank J. Husic              Chief Investment Officer of Husic,
                            President of Husic & Co.

Paul S. Slocum              Senior Portfolio Manager of Husic

Ronald S. Leong             Senior Portfolio Manager, Director of Research of
                            Husic

Thomas H. Judson            Portfolio Manager of Husic

William M. Stephens         Chief Investment Strategist of Husic

No officer or director of the Fund currently is an officer or employee of Husic or Husic & Co. No officer or Trustee of the Portfolio has any other material direct or indirect interest in Husic or any other person controlling, controlled by or under common control with Husic. Since January 1, 1998, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Husic was or is to be a party.

MANAGEMENT ACTIVITIES. As of June 30, 1999, Husic had approximately $3.0 billion of assets under management.

Husic acts as investment manager for registered investment companies with investment objectives similar to the Portfolio's investment objective of providing a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The name of each such fund, together with information concerning the fund's net assets and the fees paid to Husic for its services, are set forth in Exhibit B.

EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Portfolio authorized the Adviser to terminate the Pilgrim Subadvisory Agreement and approved the Husic Subadvisory Agreement at a meeting held on November 16, 1999.

Before authorizing the Adviser to terminate the Pilgrim Subadvisory Agreement, the Board of Trustees of the Portfolio reviewed with the Adviser its

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recommendation that the services of Pilgrim as subadviser of the Portfolio be terminated. The Trustees reviewed Pilgrim's performance under its Subadvisory Agreement, which had been below benchmark from the fourth quarter of 1997 through the second quarter of 1999 but had improved somewhat during the third quarter of 1999. The Adviser noted that Pilgrim's style of investing in growth securities no matter how expensive those securities were contributed to Pilgrim's poor performance. The Trustees also considered recent changes in key management personnel at Pilgrim which could directly affect management of the Portfolio's assets. The Board of Trustees then reviewed the Adviser's procedures for selecting a new subadviser. The Trustees considered information with respect to Husic and whether the Husic Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by Husic and reviewed and discussed information regarding the subadviser's fees and performance. In evaluating the subadviser's ability to provide services to the Portfolio, the Trustees considered information as to the subadviser's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain equity accounts advised by Husic having investment objectives similar to the Portfolio against various benchmarks and to the investment performance of the Portfolio's assets as managed by Pilgrim.

Based upon its review, the Board of Trustees concluded that (a) for relevant periods Pilgrim's investment performance underperformed the Portfolio's benchmark, (b) changes in key management personnel of Pilgrim which could directly affect management of the Portfolio's assets suggested that it would be in the best interests of investors in the Portfolio to terminate the services of Pilgrim as subadviser of the Portfolio, (c) the terms of the Husic Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its investors, and (d) the fees provided in the Husic Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Pilgrim Subadvisory Agreement and approved the Husic Subadvisory Agreement.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the

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Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.



                                    By Order of the Board of Trustees,


                                    Robert F. Colby, Secretary

January 21, 2000


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                                                                    Exhibit A

                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of November 16, 1999, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Husic Capital Management, a California limited partnership, (hereinafter "Subadvisor" or "Husic")

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Special Equity Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees and communicated in writing to the Subadvisor, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Subadvisor's portion of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio under the control of the Subadvisor shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's thencurrent Registration Statement on Form N-1A.


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     In particular, the Subadvisor shall, without limiting the foregoing: (i)
continuously review, supervise and implement the investment program of the Portfolio under their control; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain as requested in writing; and (ix) render regular reports as requested to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised and the Subadvisor shall be responisble for effecting such recommendations.

     Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I ("Guidelines").

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and

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execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Husic is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Diversified understands and agrees that Subadvisor's brokerage practices shall be consistent with the disclosure in Schedule F of Subadvisor's Form ADV, as amended from time to time and that the Subadvisor's brokerage practices so disclosed shall be deemed acceptable for purposes of this Agreement.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio and communicated in writing to the Subadvisor, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N1-A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Representations and Warranties of Diversified. Diversified represents and warrants to Subadvisor and agrees with Subadvisor as follows. Diversified has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Diversified and is the legal, valid and binding agreement of Diversified, enforceable against Diversified in accordance with its terms. Diversified's execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents (if any) of Diversified or the Portfolio or any obligations by which Diversified or the Portfolio is bound, whether arising by contract, operation of law or otherwise. Diversified is experienced in engaging subadvisors and is aware of the risks associated with such engagements, including the risk that the Portfolio could suffer substantial diminution in value.

     6. Allocation of Investments. Diversified acknowledges and understands that Subadvisor engages in an investment advisory business apart from managing the Portfolio. This will create conflicts of interest with the Portfolio over Subadvisor's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by Subadvisor. Subadvisor will attempt to resolve all such conflicts in a manner that is generally fair to all of its clients. Diversified confirms that Subadvisor may give advice and take action with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the Portfolio so long as it is Subadvisor's policy, to the extent practicable, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. Nothing in this Agreement shall be deemed to obligate Subadvisor to acquire for the Portfolio any Security that Subadvisor or Subadvisor's officers, partners, employees or affiliates may acquire for Subadvisor's or their own accounts or for the account of any other client, if, in the absolute discretion of Subadvisor, it is not practical or desirable to acquire such Security for the Portfolio.

     7. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the Portfolio's Guidelines and shall have no responsibility whatsoever for and shall incur no liability on account of (i) diversification, selection or establishment of such Guidelines,
(ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended, and Husic and its partners, officers and employees shall to the fullest extent permitted by applicable law (and subject to the appliacble provisions of Section 17(j) of the 1940 Act), be indemnified and held harmless by Diversified for Husic's actions or admissions in carrying out the terms and provisions of this Agreement, and including, without limitation, any actual or alleged loss, claim, damages, expense (including, without limitation, reasonable attorney's fees and costs), costs and settlement related to or resulting from indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. To the extent permitted under applicable law, Diversified agrees that Subadvisor will not be liable to Diversified or the Portfolio for any losses incurred by Diversified or the Portfolio that arise out of or are in any way connected with any recommendation or other act or failure to act of Subadvisor under this Agreement, including, but not limited to, any error in judgment with respect to the Portfolio, so long as such recommendation or other act or failure to act does not constitute a breach of Subadvisor's fiduciary duty to Diversified or the Portfolio, or a breach of applicable law, or a breach of the terms of this Agreement. Should any such breach occur the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or

Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     8. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement Subadvisor will not enter into any further agreement to subadvise any similar portfolio, any collective trust, openend investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that are offered to the types of employee benefit plans (referenced in Schedule C) without providing Diversified with written notice after agreement is reached. It is understood that Subadvisor shall not be limited by this Section 8 with respect to any other portfolio that it may offer (such as a small, medium or large capitalization specific portfolio, a portfolio that includes a significant portion devoted to nonU.S. securities or a commingled vehicle that is not sponsored by a provider of bundled services to the types of employee benefit plans specified on Schedule C).

     9. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     10. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     11. Survival of Compensation Rates. All rights to compensation under this Agreement and provisions of Section 7 hereof shall survive such termination of this Agreement.

     12. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 9 hereof.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     14. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     15. Use of Name and Confidentiality. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor a reasonable time to examine and approve any such materials prior to use. Except as required by law,
(a) Subadvisor agrees to maintain in strict confidence all financial information regarding Diversified that is furnished to Subadvisor by

Diversified (except that Diversified consents to disclosure of Diversified's identity as a client of Subadvisor), and (b) Diversified agrees to maintain in strict confidence all investment advice and information furnished to Diversified by Subadvisor. Notwithstanding anything to the contrary above, Diversified consents to the use and disclosure by Subadvisor of Subadvisor's investment experience and performance with respect to the Portfolio, without disclosing the identity of Diversified in connection with such experience or performance. Subadvisor may disclose the identity of Diversified in its representative client list.

     16. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

     17. Delivery of Information. Diversified acknowledges receipt of Subadvisor's brochure required to be delivered under the Investment Advisers Act of 1940 (including the information in Part II of Subadvisor's Form ADV). Upon written request by Diversified, Subadvisor agrees to deliver annually, without charge, Subadvisor's brochure required by the Investment Advisers Act of 1940.

     18. Third-Party Beneficiaries. Neither party intends for this Agreement to benefit any third party not expressly named in this Agreement.

     19. Binding Arbitration. The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that in the event of any dispute between the parties arising out of, relating to or in connection with this Agreement or the Portfolio, such dispute shall be resolved exclusively by arbitration to be conducted only in New York, New York in accordance with the rules of JAMS/ENDISPUTE applying the laws of New York. Disputes shall not be resolved in any other forum or venue. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS/ENDISPUTE, that the arbitration award shall not include factual findings or conclusions of law and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction in New York, New York or as otherwise provided by law.

        Notwithstanding the foregoing, the Subadvisor may bring action in any court of competent jurisdicition in New York, New York for equitable relief to compel performance of the indemnification and defense obligations of Diversified under Section 7 of this Agreement.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                      Diversified Investment Advisors, Inc.

                                      By: /s/ John Hughes

                                      Husic Capital Management

                                      By: /s/ Cynthia A. Flaherty

                                   SCHEDULE A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Special Equity Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v)  maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1-A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios


John F. Hughes                      By: /s/ Tom Schlossberg
                                        -------------------------------
                                           Tom Schlossberg
                                           Chairman and President



Attest:                             Diversified Investment Advisors, Inc.


Catherine A. Mohr                   By: /s/ Gerald L. Katz
                                        -------------------------------
                                           Gerald L. Katz
                                           Vice President and CFO

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                        .40% of the first $250M of net assets
                        .25% of net assets between $250M and $350M
                        .20% of net assets in excess of $350M

Net assets are equal to the market value of the Subadvisor's portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The sum of the three consecutive months will be paid in arrears on calendar quarters.

Husic agrees that if at anytime during the term of this Subadvisory Agreement, Husic offers another of its clients a lower fee than that set forth in this Schedule B for the management of a similarly structured smallcap growth separate account then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Husic's other client. It is understood and agreed by both Husic and Diversified that this paragraph is applicable solely to Diversified's smallcap growth Portfolio and not to any other fund/assets which Husic now manages or may manage in the future on Diversified's behalf.

                                  SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans between $1 and $250 million.

                                                               October 20, 1999



                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES

                                    FOR THE

                            HUSIC CAPITAL MANAGEMENT

                         SMALL CAPITALIZATION PORTFOLIO

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE HUSIC CAPITAL MANAGEMENT
                         SMALL CAPITALIZATION PORTFOLIO





                               Table Of Contents



I.      Purpose

II.     Objectives

III.    Investment Guidelines

IV.     Performance Evaluation

V.      Communication

VI.     Other

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE HUSIC CAPITAL MANAGEMENT
                         SMALL CAPITALIZATION PORTFOLIO

I.   PURPOSE

The purpose of this Statement of Investment Policy and Guidelines is to communicate the Husic Small Capitalization Portfolio investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisors and its subadvisor, Husic Capital Management.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals, (2) identify portfolio management activities to be employed by the subadviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations and performance of the fund.

II.  OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:
o To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.
o   To outperform the Russell 2000 Growth Index over full market cycles.
o To achieve midsecond quartile or better performance among a group of peer funds as defined by recognized reporting services and consulting organizations (e.g., Lipper, Frank Russell, Callan).

The primary constraint of the fund is:
o To manage the portfolio without excessive risk relative to the Russell 2000 Growth Index, or peer funds, as measured by annualized standard deviation over 3-5 year periods.

III.  INVESTMENT GUIDELINES

A)    Permissible securities:

In addition to legal requirements specified in the Diversified prospectus to conform with SEC requirements:
o Common stocks of small to medium size companies as defined below. As of August 1999, small capitalization firms range from $50 million to $1.9 billion, and midcap companies are defined to be greater than $1.9 billion and less than $8.4 billion.
o   Preferred stocks of small to medium size companies.
o   Convertible debt securities of small to medium size U.S. corporations.
o   ADR's up to 10% of portfolio holdings.
o   Any security residing on the Russell 2000 Growth Index.

B) Prohibited Securities, and Limitations and Restrictions on Permissible
Investments:
o   NO MORE THAN 5% OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED
    IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).
o Any combination of three names may not exceed 25% of the market value of the portfolio with no single name exceeding 9% of the market value of the portfolio.
o NO MORE THAN 25% OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN SECURITIES OF ISSUERS IN ANY ONE INDUSTRY.
o   NO MORE THAN 5% OF THE VOTING SECURITIES OF ANY ONE ISSUER MAY BE ACQUIRED.
o Non-public lliquid securities may not exceed 15% of the portfolio under normal market conditions.
o The portfolio may not borrow funds except for temporary or emergency purposes.

C)  Leverage:

The portfolio may not be leveraged beyond shortterm (e.g., one to two week) marginal cash overdraft borrowing (e.g., 1-5% of the portfolio) resulting from temporary cash management.

D)  Derivatives

o   DERIVATIVES MAY NOT BE USED FOR SPECULATIVE PURPOSES.
o Exchange rated Russell 2000 Index futures can be used for hedging purposes either to securitize cash inflows or to immunize securities for redemption requests.
o Exchange traded covered call options may be utilized up to the extent of the individual security holding as part of the sales strategy, but should not exceed 20% of the portfolio.
o   No uncovered call writing is permitted.

E)  Quality

o   Nondollar foreign securities are prohibited.

F)  Capitalization Guidelines Relative to Benchmark

o At least 75% of the market value of the portfolio should be invested in securities with an average weighted market cap between 10 and 200% of the average weighted market cap of the Russell 2000 Growth Index.
o Not more than 25% of the maret value of the portfolio should be invested in securities with an average weighted market cap between 200% and 1000% of the average weighted market cap of the Russell 2000 Growth Index, unless the security resides in the Russell 2000 Growth Index.
o No securities with a market cap above 1000% of the average weighted market cap of the Russell 2000 Growth Index, unless it still resides in that Index.

G)  Risk Controls

o Standard deviation of return not more than 25% greater than the Russell 2000 Growth Index, or the median in a peer universe, over 3-5 year periods.
o   A minimum of 30 securities in the portfolio at all times.
o   A maximum of 50% in any one sector (as defined by Frank Russell Co.).
o Tracking error targeted not to exceed 10% with respect ot the Russell 2000 Growth Index over a three year period.
o Elimination of any holding that exceeds cap guidelines established in section F by Current calendar quarter-end.

H)  Cash Management

o Typical cash balances will be maintained in a range of 0-6% under normal circumstances.
o Cash balances will not be less than zero except during temporary overdraft positions to efficiently manage shortterm cash requirements during periods of unusual market conditions (e.g., one to seven business days).

IV. PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the Russell 2000 Growth Index. It is expected that the fund will outperform the benchmark by at least 400 basis points over 3-5 year periods.
o Additionally, it is expected that the fund will be in the upper second quartile of peer universes (specify-Lipper, Russell, Callan or Morningstar), or better, over full market cycles.
o The foregoing performance objectives are to be accomplished without taking excessive risk. Specifically, volatility should not exceed the risk control guidelines established in section (G) over 3-5 year periods, and the Sharpe ratio should exceed the peer universe average.

V.  COMMUNICATION

o Monthly-conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions
o Quarterly-portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.
o Annually-meetings between interested parties to reaffirm or change the Investment Policy Statement. Biannual visits by Diversified personnel at the subadvisor site to update due diligence.
o As needed on an ad hoc basis to explain major market moves between other communications.
o Immediate notification regarding subadvisor change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.

VI. Other

o Explanation of best execution trading practices, including soft dollar arrangements.
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans.
o Cooperation with outside audits (Diversified's or its clients' auditors, SEC).



Signed ____________________________________________
               (Husic Capital Management)



Signed ____________________________________________
               (Diversified Investment Advisors)

                                                                      EXHIBIT B


INVESTMENT COMPANY FOR WHICH HUSIC SERVES AS INVESTMENT ADVISER:




-----------------------   ------------------------   --------------------------------------    -----------------------
FUND NAME                  NET ASSETS AS OF JUNE      ANNUAL RATE OF COMPENSATION               FEE WAIVERS OR
                           30, 1999                                                             REDUCTIONS
-----------------------   ------------------------   --------------------------------------    -----------------------
Market Street All Pro      $19,045,844                .50% of all assets allocated to Husic     None
Small Cap Growth
Portfolio
-----------------------   ------------------------   --------------------------------------    -----------------------